UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-7686

Western Asset Emerging Markets Income Fund Inc.
(Exact name of registrant as specified in charter)

55 Water Street, New York, NY			10041
(Address of principal executive offices)			(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 First Stamford Place, 4th Floor Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(800) 451-2010

Date of fiscal year end:	May 31

Date of reporting period:	November 30, 2008

ITEM 1.       REPORT TO STOCKHOLDERS.

                The Semi-Annual Report to Stockholders is filed herewith.

SEMI-ANNUAL REPORT / NOVEMBER 30, 2008

Western Asset

Emerging Markets

Income Fund Inc.

(EMD)

Managed by  WESTERN ASSET

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund’s primary investment objective is to seek high current income. As a secondary objective, the Fund seeks capital appreciation.

What’s inside

Letter from the chairman	I

Fund at a glance	1

Schedule of investments	2

Statement of assets and liabilities	9

Statement of operations	10

Statements of changes in net assets	11

Financial highlights	12

Notes to financial statements	13

Board approval of management and subadvisory agreements	23

Additional shareholder information	28

Dividend reinvestment plan	29

Prior to November 3, 2008, the Fund’s name was Western Asset Emerging Markets Income Fund II Inc.

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”) and Western Asset Management Company Limited (“Western Asset Limited”) are the Fund’s subadvisers. LMPFA, Western Asset and Western Asset Limited are wholly-owned subsidiaries of Legg Mason, Inc.

Letter from the chairman

Dear Shareholder,

Economic growth in the U.S. was mixed during the six-month reporting period ended November 30, 2008. Looking back, during the fourth quarter of 2007, U.S. gross domestic product (“GDP”)i declined 0.2%. This weakness was triggered by problems in the housing market, an ongoing credit crunch and soaring oil and food prices. The economy then expanded 0.9% and 2.8% during the first and second quarters of 2008, respectively. This rebound was due, in part, to rising exports that were buoyed by a weakening U.S. dollar and solid consumer spending, which was aided by the government’s tax rebate program. The dollar’s rally and the end of the rebate program, combined with other strains on the economy, then caused GDP to take a step backward in the third quarter of 2008. According to the U.S. Department of Commerce, third quarter 2008 GDP declined 0.5%.

In early December 2008, after the reporting period ended, the National Bureau of Economic Research (“NBER”) announced that a recession had begun in December 2007. While one definition of a recession is based on having two consecutive quarters of negative growth (which has not yet occurred), the NBER determined that a recession had already started using its definition, which is based on “a significant decline in economic activity spread across the economy, lasting more than a few months, normally visible in production, employment, real income and other indicators.”

Regardless of how one defines a recession, it certainly has felt like we are in the midst of an economic contraction. Consumer spending, which represents approximately two-thirds of GDP, has fallen sharply. During November 2008, sales at U.S. retailers experienced their largest monthly decline in nearly 40 years. In terms of the job market, the U.S. Department of Labor reported that payroll employment declined in each of the 12 months of 2008. During 2008 as a whole, 2.6 million jobs were lost, the largest annual decline since World War II ended in 1945. In addition, at the end of 2008, the unemployment rate had risen to 7.2%, its highest level since January 1993.

Western Asset Emerging Markets Income Fund Inc.	I

Letter from the chairman continued

Ongoing issues related to the housing and subprime mortgage markets and seizing credit markets prompted the Federal Reserve Board (“Fed”)ii to take aggressive and, in some cases, unprecedented actions. Beginning in September 2007, the Fed reduced the federal funds rateiii from 5.25% to 4.75%. This marked the first such reduction since June 2003. The Fed then reduced the federal funds rate on six additional occasions through April 2008, bringing the federal funds rate to 2.00%. The Fed then shifted gears in the face of mounting inflationary prices and a weakening U.S. dollar. At its meetings in June, August and September 2008, the Fed held rates steady. Then, on October 8, 2008, in a global coordination effort with six central banks around the world, interest rates were cut in an attempt to reduce the strains in the global financial markets. At that time, the Fed lowered the federal funds rate from 2.00% to 1.50%. The Fed again cut rates from 1.50% to 1.00% at its regularly scheduled meeting on October 29, 2008. On December 16, 2008, after the reporting period ended, the Fed cut rates to a range of zero to 0.25%, the lowest level since the Fed started publishing the federal funds rate in 1990. In conjunction with its December meeting, the Fed stated that it “will employ all available tools to promote the resumption of sustainable economic growth and to preserve price stability. In particular, the Committee anticipates that weak economic conditions are likely to warrant exceptionally low levels of the federal funds rate for some time.”

In addition to the interest rate cuts, the Fed took several actions to improve liquidity in the credit markets. In March 2008, the Fed established a new lending program allowing certain brokerage firms, known as primary dealers, to also borrow from its discount window. Also in March, the Fed played a major role in facilitating the purchase of Bear Stearns by JPMorgan Chase. In mid-September 2008, it announced an $85 billion rescue plan for ailing AIG and pumped $70 billion into the financial system as Lehman Brothers’ bankruptcy and mounting troubles at other financial firms roiled the markets.

The U.S. Department of the Treasury has also taken an active role in attempting to stabilize the financial system, as it orchestrated the government’s takeover of mortgage giants Fannie Mae and Freddie Mac in September 2008. In addition, on October 3, 2008, the Treasury’s $700 billion Troubled Asset Relief Program (“TARP”) was approved by Congress and signed into law by President Bush. As part of TARP, the Treasury had planned to purchase bad loans and other troubled financial assets. However, in November 2008, Treasury Secretary Paulson said, “Our assessment at this time is that this is not the most effective way to use TARP funds, but we will continue to examine whether targeted forms of

II	Western Asset Emerging Markets Income Fund Inc.

asset purchase can play a useful role, relative to other potential uses of TARP resources, in helping to strengthen our financial system and support lending.”

During the six-month reporting period ended November 30, 2008, both short- and long-term Treasury yields experienced periods of extreme volatility. Earlier in the year, investors were focused on the subprime segment of the mortgage-backed market. These concerns broadened, however, to include a wide range of financial institutions and markets. As a result, other fixed-income instruments also experienced increased price volatility. This unrest triggered several “flights to quality,” at which times Treasury yields moved lower (and their prices higher), while riskier segments of the market saw their yields move higher (and their prices lower). This was particularly true toward the end of the reporting period, as the turmoil in the financial markets and sharply falling stock prices caused investors to flee securities that were perceived to be risky, even high-quality corporate bonds and high-grade municipal bonds. On several occasions, the yield available from short-term Treasuries fell to nearly zero, as investors were essentially willing to forgo any return potential in order to access the relative safety of government-backed securities. During the six months ended November 30, 2008, two-year Treasury yields fell from 2.66% to 1.00%. Over the same time frame, 10-year Treasury yields moved from 4.06% to 2.93%. Looking at the six-month period as a whole, the overall bond market, as measured by the Barclays Capital U.S. Aggregate Indexiv, returned 0.24%.

Periods of increased investor risk aversion caused the high-yield bond market to produce extremely poor results over the six months ended November 30, 2008. While the asset class modestly rallied on several occasions, it was not enough to overcome numerous flights to quality. In particular, seizing credit markets, coupled with fears of a global recession and rising corporate bond default rates, sent high-yield bond prices sharply lower in September, October and November 2008. During those three months, the Citigroup High Yield Market Indexv (the “Index”) returned -8.01%, -15.34% and -9.75%, respectively. Over the six months ended November 30, 2008, the Index returned -32.87%.

Despite periods of extreme market volatility, emerging market debt prices largely treaded water during the first half of the reporting period. During that time, the asset class was supported by solid demand, superior growth rates in emerging market countries, increased domestic spending and rating upgrades in countries such as Brazil. However, fears of a global recession, falling commodity prices and seizing credit markets sent

Western Asset Emerging Markets Income Fund Inc.	III

Letter from the chairman continued

emerging market debt prices sharply lower in September and October 2008. During those months, the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)vi returned -6.84% and -14.89%, respectively. Over the six months ended November 30, 2008, the EMBI Global returned -18.78%.

Performance review

For the six months ended November 30, 2008, Western Asset Emerging Markets Income Fund Inc. (formerly known as Western Asset Emerging Markets Income Fund II Inc.) returned -27.69% based on its net asset value (“NAV”)vii and -45.23% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmark, the EMBI Global, returned -18.78% over the same time frame. The Lipper Emerging Markets Debt Closed-End Funds Category Averageviii returned -26.80% for the same period. Please note that Lipper performance returns are based on each fund’s NAV.

During the six-month period, the Fund made distributions to shareholders totaling $0.58 per share, which may have included a return of capital. The performance table shows the Fund’s six-month total return based on its NAV and market price as of November 30, 2008. Past performance is no guarantee of future results.

PERFORMANCE SNAPSHOT as of November 30, 2008 (unaudited)

PRICE PER SHARE	6-MONTH TOTAL RETURN* (not annualized)
$10.06 (NAV)	-27.69%
$6.98 (Market Price)	-45.23%

All figures represent past performance and are not a guarantee of future results.

*Total returns are based on changes in NAV or market price, respectively. Total returns assume the reinvestment of all distributions, including returns of capital, if any, in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

Special shareholder notices

Western Asset Emerging Markets Income Fund Inc. (which previously traded on the NYSE under the symbol “EMD”) merged with and into Western Asset Emerging Markets Income Fund II Inc. following the close of business on October 31, 2008. Effective with the merger and prior to the opening of business on November 3, 2008, stockholders of Western Asset Emerging Markets Income Fund Inc. became stockholders of Western

IV	Western Asset Emerging Markets Income Fund Inc.

Asset Emerging Markets Income Fund II Inc. (which was listed on the NYSE under the symbol “EDF”).

Each share of common stock of Western Asset Emerging Markets Income Fund Inc. converted into an equivalent dollar amount (to the nearest $0.001) of full shares of common stock of Western Asset Emerging Markets Income Fund II Inc., based on the NAV of each Fund calculated at the close of business on Friday, October 31, 2008. Western Asset Emerging Markets Income Fund II Inc. reported an NAV of $10.04 and Western Asset Emerging Markets Income Fund Inc. reported an NAV of $9.96 as of the close of business on Friday, October 31, 2008. The conversion ratio was calculated at 0.992105 common shares of Western Asset Emerging Markets Income Fund II Inc. for each common share of Western Asset Emerging Markets Income Fund Inc. Western Asset Emerging Markets Income Fund II Inc. did not issue any fractional shares to Western Asset Emerging Markets Income Fund Inc. shareholders. In lieu thereof, Western Asset Emerging Markets Income Fund II Inc. purchased all fractional shares at the current NAV of the shares and remitted the cash proceeds to former Western Asset Emerging Markets Income Fund Inc. shareholders in proportion to their fractional shares.

Also, prior to the opening of business on November 3, 2008, Western Asset Emerging Markets Income Fund II Inc. was renamed Western Asset Emerging Markets Income Fund Inc. and trades on the NYSE under the symbol “EMD.”

A special note regarding increased market volatility

In recent months, we have experienced a series of events that have impacted the financial markets and created concerns among both novice and seasoned investors alike. In particular, we have witnessed the failure and consolidation of several storied financial institutions, periods of heightened market volatility, and aggressive actions by the U.S. federal government to steady the financial markets and restore investor confidence. While we hope that the worst is over in terms of the issues surrounding the credit and housing crises, it is likely that the fallout will continue to impact the financial markets and the U.S. economy well into 2009.

Like all asset management firms, Legg Mason has not been immune to these difficult and, in some ways, unprecedented times. However, today’s challenges have only strengthened our resolve to do everything we can to help you reach your financial goals. Now, as always, we remain committed to providing you with excellent service and a full spectrum of

Western Asset Emerging Markets Income Fund Inc.	V

Letter from the chairman continued

investment choices. And rest assured, we will continue to work hard to ensure that our investment managers make every effort to deliver strong long-term results.

We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our enhanced website, www.leggmason.com/cef. Here you can gain immediate access to many special features to help guide you through difficult times, including:

•  Fund prices and performance,

•  Market insights and commentaries from our portfolio managers, and

•  A host of educational resources.

During periods of market unrest, it is especially important to work closely with your financial advisor and remember that reaching one’s investment goals unfolds over time and through multiple market cycles. Time and again, history has shown that, over the long run, the markets have eventually recovered and grown.

Information about your fund

Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

Looking for additional information?

The Fund is traded under the symbol “EMD” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XEMDX” on most financial websites. Barron’s and The Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites, as well as www.leggmason.com/cef.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 6:00 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

VI	Western Asset Emerging Markets Income Fund Inc.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

January 9, 2009

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: Foreign bonds are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. These risks are magnified in emerging or developing markets. High yield bonds are subject to additional risks such as increased risk of default and greater volatility because of the lower credit quality of the issues. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Leverage may magnify gains and increase losses in the Fund’s portfolio.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.
ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iv

The Barclays Capital (formerly Lehman Brothers) U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

[v]	The Citigroup High Yield Market Index is a broad-based unmanaged index of high-yield securities.
vi

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

vii

Net asset value (“NAV”) is calculated by subtracting total liabilities and outstanding preferred stock (if any) from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

viii

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended November 30, 2008, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 11 funds in the Fund’s Lipper category.

Western Asset Emerging Markets Income Fund Inc.	VII

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Fund at a glance (unaudited)

INVESTMENT BREAKDOWN (%) As a percent of total investments — November 30, 2008

Western Asset Emerging Markets Income Fund Inc. 2008 Semi-Annual Report	1

Schedule of investments (unaudited)

November 30, 2008

WESTERN ASSET EMERGING MARKETS INCOME FUND INC.

FACE
AMOUNT†		SECURITY	VALUE
SOVEREIGN BONDS — 44.0%
		Argentina — 2.2%
		Republic of Argentina:
2,000,000	DEM	10.250% due 2/6/03(a)	$199,617
1,000,000	DEM	9.000% due 9/19/03(a)	89,260
3,500,000	DEM	7.000% due 3/18/04(a)	329,449
3,875,000	DEM	8.500% due 2/23/05(a)	377,325
5,400,000	DEM	11.250% due 4/10/06(a)	534,585
1,000,000	EUR	9.000% due 4/26/06(a)	187,273
550,000	EUR	9.000% due 7/6/10(a)	98,636
1,000,000	DEM	11.750% due 5/20/11(a)	97,374
8,800,000	DEM	12.000% due 9/19/16(a)	799,767
950,000	DEM	11.750% due 11/13/26(a)	83,255
5,165,000		Bonds, 7.000% due 9/12/13	1,519,801
		GDP Linked Securities:
3,800,000	EUR	1.985% due 12/15/35(b)	190,574
3,195,000		2.280% due 12/15/35(b)	142,976
20,189,523	ARS	2.458% due 12/15/35(b)	424,813
		Medium-Term Notes:
6,500,000,000	ITL	7.000% due 3/18/04(a)	662,268
3,000,000,000	ITL	5.002% due 7/13/05(a)	282,776
1,000,000	EUR	10.000% due 2/22/07(a)	195,209
1,000,000,000	ITL	7.625% due 8/11/07(a)	90,983
625,000	DEM	8.000% due 10/30/09(a)	54,266
		Total Argentina	6,360,207
		Brazil — 7.9%
		Brazil Nota do Tesouro Nacional:
2,000	BRL	10.000% due 1/1/10	824
38,357,000	BRL	10.000% due 7/1/10	15,450,746
19,737,000	BRL	10.000% due 1/1/12	7,337,835
1,000		Federative Republic of Brazil, Collective Action Securities, Notes, 8.000% due 1/15/18	1,015
		Total Brazil	22,790,420
		Colombia — 3.1%
		Republic of Colombia:
1,632,000		7.375% due 1/27/17	1,513,680
8,701,000		7.375% due 9/18/37	7,265,335
		Total Colombia	8,779,015
		Ecuador — 0.6%
5,717,000		Republic of Ecuador, 10.000% due 8/15/30(c)(d)	1,657,930

See Notes to Financial Statements.

2	Western Asset Emerging Markets Income Fund Inc. 2008 Semi-Annual Report

WESTERN ASSET EMERGING MARKETS INCOME FUND INC.

FACE
AMOUNT†		SECURITY	VALUE
		Egypt — 0.6%
12,530,000	EGP	Arab Republic of Egypt, 8.750% due 7/18/12(c)	$1,869,304
		Gabon — 0.4%
2,160,000		Gabonese Republic, 8.200% due 12/12/17(c)	1,220,400
		Indonesia — 1.6%
		Republic of Indonesia:
10,904,000,000	IDR	10.250% due 7/15/22	641,242
24,952,000,000	IDR	11.000% due 9/15/25	1,508,605
21,034,000,000	IDR	10.250% due 7/15/27	1,174,010
25,039,000,000	IDR	9.750% due 5/15/37	1,271,024
		Total Indonesia	4,594,881
		Mexico — 4.9%
		United Mexican States, Medium-Term Notes:
1,400,000		5.625% due 1/15/17	1,253,000
8,525,000		8.000% due 9/24/22	8,780,750
5,334,000		6.050% due 1/11/40	4,133,850
		Total Mexico	14,167,600
		Panama — 3.6%
		Republic of Panama:
1,664,000		7.250% due 3/15/15	1,580,800
2,283,000		9.375% due 4/1/29	2,283,000
8,260,000		6.700% due 1/26/36	6,484,100
		Total Panama	10,347,900
		Peru — 2.1%
		Republic of Peru:
169,000		8.750% due 11/21/33	169,845
2,725,000		Bonds, 6.550% due 3/14/37	2,152,750
3,550,000		Senior Bonds, 8.375% due 5/3/16	3,647,625
		Total Peru	5,970,220
		Russia — 3.3%
		Russian Federation:
110,000		11.000% due 7/24/18(c)	129,888
617,000		12.750% due 6/24/28(c)	712,635
10,201,800		7.500% due 3/31/30(c)	8,722,539
		Total Russia	9,565,062
		Turkey — 7.9%
		Republic of Turkey:
3,348,000		11.875% due 1/15/30	4,452,840
25,804,000		Notes, 6.875% due 3/17/36	18,191,820
		Total Turkey	22,644,660

See Notes to Financial Statements.

Western Asset Emerging Markets Income Fund Inc. 2008 Semi-Annual Report	3

Schedule of investments (unaudited) continued

November 30, 2008

WESTERN ASSET EMERGING MARKETS INCOME FUND INC.

FACE
AMOUNT†		SECURITY	VALUE
		Venezuela — 5.8%
		Bolivarian Republic of Venezuela:
8,804,000		8.500% due 10/8/14	$5,106,320
6,802,000		5.750% due 2/26/16(c)	3,145,925
1,920,000		7.000% due 12/1/18(c)	888,000
933,000		7.650% due 4/21/25	426,848
		Collective Action Securities:
7,239,000		9.375% due 1/13/34	3,764,280
4,600,000		Notes, 10.750% due 9/19/13	3,289,000
		Total Venezuela	16,620,373
		TOTAL SOVEREIGN BONDS
		(Cost — $176,325,007)	126,587,972
COLLATERALIZED SENIOR LOANS — 0.5%
		United States — 0.5%
		Ashmore Energy International:
248,796		Synthetic Revolving Credit Facility, 5.496% due 3/30/12(b)	159,229
2,014,722		Term Loan, 5.696% due 3/30/14(b)	1,168,539
		TOTAL COLLATERALIZED SENIOR LOANS
		(Cost — $2,139,874)	1,327,768
CORPORATE BONDS & NOTES — 40.5%
		Bahamas — 3.9%
		Credit Suisse/Nassau, Credit-Linked Notes (Gazprom):
257,200,000	RUB	6.790% due 10/29/09(c)	8,631,769
85,730,000	RUB	7.000% due 10/27/11(c)	2,540,915
		Total Bahamas	11,172,684
		Brazil — 6.0%
		Globo Communicacoes e Participacoes SA:
2,556,000		Bonds, 7.250% due 4/26/22(c)	1,974,510
110,000		Senior Bonds, 7.250% due 4/26/22(c)	84,975
		GTL Trade Finance Inc.:
1,090,000		7.250% due 10/20/17(c)	915,488
2,093,000		7.250% due 10/20/17(c)	1,754,834
1,900,000		Odebrecht Finance Ltd., 7.500% due 10/18/17(c)	1,429,750
		Vale Overseas Ltd., Notes:
2,436,000		8.250% due 1/17/34	2,355,051
10,660,000		6.875% due 11/21/36	8,710,158
		Total Brazil	17,224,766
		Chile — 1.0%
2,894,000		Enersis SA, Notes, 7.375% due 1/15/14	2,918,457
		China — 0.1%
1,040,000		Galaxy Entertainment Finance Co. Ltd., 8.133% due 12/15/10(b)(c)	400,400

See Notes to Financial Statements.

4	Western Asset Emerging Markets Income Fund Inc. 2008 Semi-Annual Report

WESTERN ASSET EMERGING MARKETS INCOME FUND INC.

FACE
AMOUNT†	SECURITY	VALUE
	Colombia — 0.5%
	EEB International Ltd.:
720,000	8.750% due 10/31/14(c)	$619,200
1,120,000	Senior Bonds, 8.750% due 10/31/14(c)	963,200
	Total Colombia	1,582,400
	India — 0.2%
	ICICI Bank Ltd., Subordinated Bonds:
570,000	6.375% due 4/30/22(b)(c)	284,949
454,000	6.375% due 4/30/22(b)(c)	229,239
	Total India	514,188
	Kazakhstan — 3.5%
	ATF Capital BV:
860,000	9.250% due 2/21/14(c)	507,400
2,610,000	Senior Notes, 9.250% due 2/21/14(c)	1,579,050
	HSBK Europe BV:
200,000	9.250% due 10/16/13(c)	153,000
2,040,000	7.250% due 5/3/17(c)	1,173,000
369,000	Senior Notes, 9.250% due 10/16/13(c)	267,525
6,160,000	KazMunaiGaz Finance Sub B.V., Senior Notes,
	8.375% due 7/2/13(c)	4,712,400
	TuranAlem Finance BV, Bonds:
2,333,000	8.250% due 1/22/37(c)	915,702
1,930,000	8.250% due 1/22/37(c)	762,350
	Total Kazakhstan	10,070,427
	Mexico — 7.3%
1,200,000	America Movil SAB de CV, Senior Notes, 5.625% due 11/15/17	1,012,401
	Axtel SAB de CV, Senior Notes:
230,000	11.000% due 12/15/13	180,550
8,540,000	7.625% due 2/1/17(c)	5,849,900
2,156,000	7.625% due 2/1/17(c)	1,471,470
320,000	Kansas City Southern de Mexico, Senior Notes, 9.375% due 5/1/12	256,000
	Pemex Project Funding Master Trust:
7,530,000	6.625% due 6/15/35(c)	5,698,794
8,841,000	Senior Bonds, 6.625% due 6/15/35	6,690,975
	Total Mexico	21,160,090

See Notes to Financial Statements.

Western Asset Emerging Markets Income Fund Inc. 2008 Semi-Annual Report	5

Schedule of investments (unaudited) continued

November 30, 2008

WESTERN ASSET EMERGING MARKETS INCOME FUND INC.

FACE
AMOUNT†		SECURITY	VALUE
		Russia — 13.6%
		Evraz Group SA, Notes:
2,265,000		8.875% due 4/24/13(c)	$1,002,262
4,810,000		8.875% due 4/24/13(c)	2,116,400
2,020,000		9.500% due 4/24/18(c)	878,700
		Gaz Capital SA:
3,100,000		Medium Term Notes, 7.288% due 8/16/37(c)	1,767,000
7,110,000		Notes, 8.625% due 4/28/34(c)	5,510,250
1,140,000		Gazprom, Loan Participation Notes, 6.212% due 11/22/16(c)	666,900
113,440,000	RUB	Gazprom OAO, 6.950% due 8/6/09	3,760,381
		LUKOIL International Finance BV:
1,459,000		6.356% due 6/7/17(c)	765,975
5,216,000		6.656% due 6/7/22(c)	2,477,600
		RSHB Capital, Loan Participation Notes:
		Secured Notes:
3,414,000		7.175% due 5/16/13(c)	2,319,130
3,750,000		7.125% due 1/14/14(c)	2,410,500
3,510,000		7.125% due 1/14/14(c)	2,193,750
		Senior Secured Notes:
1,280,000		7.175% due 5/16/13(c)	896,000
3,563,000		6.299% due 5/15/17(c)	1,852,047
		TNK-BP Finance SA:
2,110,000		7.500% due 7/18/16(c)	928,400
2,387,000		6.625% due 3/20/17(c)	984,638
218,000		7.875% due 3/13/18(c)	92,650
4,650,000		Bonds, 7.500% due 7/18/16(c)	2,069,250
		Senior Notes:
2,105,000		7.500%; due 3/13/13(c)	1,105,125
830,000		7.875% due 3/13/18(c)	361,050
2,567,000		UBS Luxembourg SA for OJSC Vimpel Communications, Loan Participation Notes, 8.250% due 5/23/16(c)	1,161,568
		Vimpel Communications, Loan Participation Notes:
2,080,000		8.375% due 4/30/13(c)	1,154,400
5,017,000		Secured Notes, 8.375% due 4/30/13(c)	2,697,275
		Total Russia	39,171,251
		Thailand — 1.0%
		True Move Co., Ltd.:
200,000		10.750% due 12/16/13(c)	83,066
3,070,000		10.375% due 8/1/14(c)	1,028,450
4,950,000		Notes, 10.750% due 12/16/13(c)	1,757,250
		Total Thailand	2,868,766

See Notes to Financial Statements.

6	Western Asset Emerging Markets Income Fund Inc. 2008 Semi-Annual Report

WESTERN ASSET EMERGING MARKETS INCOME FUND INC.

FACE
AMOUNT†		SECURITY	VALUE
		United Kingdom — 3.3%
56,805,000	RUB	HSBC Bank PLC, Credit-Linked Notes
		(Russian Agricultural Bank), 8.900% due 12/20/10(b)(c)(e)	$960,324
209,880,000	RUB	JPMorgan Chase Bank, Credit-Linked Notes
		(Russian Agricultural Bank), 9.500% due 2/11/11(b)(c)(e)	4,944,411
6,200,000		Vedanta Resources PLC, Senior Notes, 8.750% due 1/15/14(c)	3,503,000
		Total United Kingdom	9,407,735
		United States — 0.1%
310,000		Freeport-McMoRan Copper & Gold Inc., Senior Notes, 8.375% due 4/1/17	220,393
		TOTAL CORPORATE BONDS & NOTES
		(Cost — $175,569,176)	116,711,557
WARRANTS
WARRANTS — 0.1%
11,500		Bolivarian Republic of Venezuela, Oil-linked payment obligations, Expires 4/15/20 (Cost — $356,500)	287,500
		TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS
		(Cost — $354,390,557)	244,914,797
FACE
AMOUNT†
SHORT-TERM INVESTMENTS — 10.3%
		Sovereign Bonds — 2.6%
		Bank Negara Malaysia Monetary Notes:
10,000	MYR	Zero coupon bond to yield 3.200% due 12/16/08	2,756
10,000	MYR	Zero coupon bond to yield 3.250% due 12/16/08	2,756
11,809,000	MYR	Zero coupon bond to yield 3.430% due 12/30/08	3,250,122
2,500,000	MYR	Zero coupon bond to yield 3.490% due 2/17/09	684,918
		Brazil Letras Tesouro Nacional:
8,434,000		Zero coupon bond to yield 10.790% due 1/1/09	3,605,606
		Total Sovereign Bonds (Cost — $8,850,892)	7,546,158

See Notes to Financial Statements.

Western Asset Emerging Markets Income Fund Inc. 2008 Semi-Annual Report	7

Schedule of investments (unaudited) continued

November 30, 2008

WESTERN ASSET EMERGING MARKETS INCOME FUND INC.

FACE
AMOUNT†	SECURITY	VALUE
	Repurchase Agreement — 7.7%
22,116,000

Morgan Stanley tri-party repurchase agreement dated 11/28/08, 0.180% due 12/1/08; Proceeds at maturity — $22,116,332; (Fully collateralized by U.S. government agency obligations, 4.500% due 10/17/12; Market value — $22,669,748)
(Cost — $22,116,000)

		$ 22,116,000
	TOTAL SHORT-TERM INVESTMENTS (Cost — $30,966,892)	29,662,158
	TOTAL INVESTMENTS — 95.4% (Cost — $385,357,449#)	274,576,955
	Other Assets in Excess of Liabilities — 4.6%	13,327,590
	TOTAL NET ASSETS — 100.0%	$287,904,545

†	Face amount denominated in U.S. dollars, unless otherwise noted.
(a)	Security is currently in default.
(b)	Variable rate security. Interest rate disclosed is that which is in effect at November 30, 2008.
(c)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(d)	Subsequent to November 30, 2008, this security is in default as of December 12, 2008.
(e)	Security is valued in good faith at fair value by or under the direction of the Board of Directors (See Note 2).
#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
	ARS	— Argentine Peso
	BRL	— Brazilian Real
	DEM	— German Mark
	EGP	— Egyptian Pound
	EUR	— Euro
	GDP	— Gross Domestic Product
	IDR	— Indonesian Rupiah
	ITL	— Italian Lira
	MYR	— Malaysian Ringgit
	OJSC	— Open Joint Stock Company
	RUB	— Russian Ruble

See Notes to Financial Statements.

8	Western Asset Emerging Markets Income Fund Inc. 2008 Semi-Annual Report

Statement of assets and liabilities (unaudited)

November 30, 2008

ASSETS:
Investments, at value (Cost — $385,357,449)	$ 274,576,955
Foreign currency, at value (Cost — $11,121,589)	10,444,601
Cash	772
Receivable for securities sold	4,154,648
Interest receivable	7,522,722
Receivable for open forward currency contracts	288,446
Receivable for open swap contracts	53,627
Prepaid expenses	6,938
Total Assets	297,048,709
LIABILITIES:
Payable for securities purchased	7,977,925
Payable for open forward currency contracts	483,378
Investment management fee payable	245,431
Unrealized depreciation on swaps	55,983
Directors’ fees payable	7,544
Accrued expenses	373,903
Total Liabilities	9,144,164
TOTAL NET ASSETS	$ 287,904,545
NET ASSETS:
Par value ($0.001 par value; 28,613,964 shares issued and outstanding; 100,000,000 shares authorized)	$ 28,614
Paid-in capital in excess of par value	388,504,709
Undistributed net investment income	14,649,933
Accumulated net realized loss on investments, swap contracts and foreign currency transactions	(3,270,773)
Net unrealized depreciation on investments, swap contracts and foreign currencies	(112,007,938)
TOTAL NET ASSETS	$ 287,904,545
Shares Outstanding	28,613,964
Net Asset Value	$10.06

See Notes to Financial Statements.

Western Asset Emerging Markets Income Fund Inc. 2008 Semi-Annual Report	9

Statement of operations (unaudited)

For the Six Months Ended November 30, 2008

INVESTMENT INCOME:
Interest	$ 13,082,139
Less: Foreign taxes withheld	(85,793)
Total Investment Income	12,996,346
EXPENSES:
Investment management fee (Note 3)	1,691,759
Excise tax (Note 1)	128,230
Custody fees	118,499
Interest expense (Note 4)	77,226
Shareholder reports	48,019
Commitment fee (Note 5)	43,237
Directors’ fees	39,411
Reorganization fees	34,088
Audit and tax	30,150
Legal fees	28,039
Stock exchange listing fees	14,176
Transfer agent fees	11,638
Insurance	3,519
Miscellaneous expenses	5,348
Total Expenses	2,273,339
NET INVESTMENT INCOME	10,723,007
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, SWAP CONTRACTS AND FOREIGN
CURRENCY TRANSACTIONS (NOTES 1 AND 4):
Net Realized Gain (Loss) From:
Investment transactions	(2,594,670)
Swap contracts	285,983
Foreign currency transactions	(617,661)
Net Realized Loss	(2,926,348)
Change in Net Unrealized Appreciation/Depreciation From:
Investments	(101,574,517)
Swap contracts	(55,983)
Foreign currencies	(938,994)
Change in Net Unrealized Appreciation/Depreciation	(102,569,494)
NET LOSS ON INVESTMENTS, SWAP CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS	(105,495,842)
DECREASE IN NET ASSETS FROM OPERATIONS	$ (94,772,835)

See Notes to Financial Statements.

10	Western Asset Emerging Markets Income Fund Inc. 2008 Semi-Annual Report

Statements of changes in net assets

FOR THE SIX MONTHS ENDED NOVEMBER 30, 2008 (unaudited)
AND THE YEAR ENDED MAY 31, 2008	November 30	May 31
OPERATIONS:
Net investment income	$10,723,007	$22,022,090
Net realized gain (loss)	(2,926,348)	7,882,013
Change in net unrealized appreciation/depreciation	(102,569,494)	(13,836,572)
Increase (Decrease) in Net Assets From Operations	(94,772,835)	16,067,531
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 1):
Net investment income	(11,781,381)	(18,708,012)
Net realized gains	(2,389,504)	(8,900,782)
Decrease in Net Assets From Distributions to Shareholders	(14,170,885)	(27,608,794)
FUND SHARE TRANSACTIONS (NOTE 7):
Net assets of shares issued in connection with merger (4,181,461 shares issued)	41,997,225	—
Cost of aggregate fractional shares repurchased (58 aggregate fractional shares)	(579)	—
Increase in Net Assets From Fund Share Transactions	41,996,646	—
DECREASE IN NET ASSETS	(66,947,074)	(11,541,263)
NET ASSETS:
Beginning of period	354,851,619	366,392,882
End of period*	$287,904,545	$354,851,619
* Includes undistributed net investment income of:	$14,649,933	$15,615,859

See Notes to Financial Statements.

Western Asset Emerging Markets Income Fund Inc. 2008 Semi-Annual Report	11

Financial highlights

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED MAY 31, UNLESS OTHERWISE NOTED:

	2008[1,2]		2008[2]	2007	2006	2005[2]	2004[2]
NET ASSET VALUE, BEGINNING OF PERIOD	$14.52		$15.00	$14.34	$14.72	$12.84	$13.88
INCOME (LOSS) FROM OPERATIONS:
Net investment income	0.43		0.90	0.81	0.98	1.15	1.26
Net realized and unrealized gain (loss)	(4.31)		(0.25)	1.18	0.35	2.37	(0.65)
Total income (loss) from operations	(3.88)		0.65	1.99	1.33	3.52	0.61
LESS DISTRIBUTIONS FROM:
Net investment income	(0.48)		(0.77)	(0.68)	(0.78)	(1.41)	(1.06)
Net realized gains	(0.10)		(0.36)	(0.65)	(0.93)	(0.24)	(0.59)
Total distributions	(0.58)		(1.13)	(1.33)	(1.71)	(1.65)	(1.65)
Increase in Net Asset Value due to shares issued on reinvestment of distributions	—		—	—	—	0.01	—
NET ASSET VALUE, END OF PERIOD	$10.06		$14.52	$15.00	$14.34	$14.72	$12.84
MARKET PRICE, END OF PERIOD	$6.98		$13.41	$13.82	$12.57	$13.57	$14.40
Total return, based on NAV[3,4]	(27.69)%		4.62%	14.46%	9.12%	29.20%	4.11%
Total return, based on Market Price[4]	(45.23)%		5.86%	21.77%	5.05%	5.27%	3.38%
NET ASSETS, END OF PERIOD (000s)	$287,905		$354,852	$366,393	$350,372	$359,610	$311,714
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	1.41%[5,6]		1.53%	1.27%	1.83%	2.22%	1.98%
Gross expenses, excluding interest expense	1.36	[5,6]	1.28	1.18	1.17	1.19	1.21
Net expenses	1.41	[5,6]	1.53	1.27 [7]	1.82 [7]	2.22	1.98
Net expenses, excluding interest expense	1.36	[5,6]	1.28	1.18 [7]	1.17 [7]	1.19	1.21
Net investment income	6.66	[5]	6.21	5.47	6.06	8.29	9.19
PORTFOLIO TURNOVER RATE	23%		45%	87%	98%	75%	169%
SUPPLEMENTAL DATA:
Loans Outstanding,
End of Period (000s)	—	[8]	— [8]	— [8]	$30,000	$55,000	$100,000
Asset Coverage (000s)	—	[8]	— [8]	— [8]	$380,372	$414,610	$411,714
Asset Coverage for Loan Outstanding	—	[8]	— [8]	— [8]	1,268%	754%	412%
Weighted Average Loan (000s)	—	[8]	— [8]	$904	$38,767	$74,192	$100,000
Weighted Average Interest Rate on Loans	—	[8]	— [8]	5.22%[8]	5.16%	3.34%	2.19%

[1]	For the six months ended November 30, 2008 (unaudited).
[2]	Per share amounts have been calculated using the average shares method.
[3]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]

The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.
[6]

Included in the expense ratios are certain non-recurring reorganization fees that were incurred by the Fund during the period. Without these fees, both the gross and net expense ratios and both the gross and net expense ratios excluding interest expense would have been 1.39% and 1.34%, respectively.

[7]	Reflects fee waivers and/or expense reimbursements.
[8]	At November 30, 2008, May 31, 2008 and May 31, 2007, the Fund did not have an outstanding loan.

See Notes to Financial Statements.

12	Western Asset Emerging Markets Income Fund Inc. 2008 Semi-Annual Report

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Western Asset Emerging Markets Income Fund Inc. (formerly known as Western Asset Emerging Markets Income Fund II Inc.) (the “Fund”) was incorporated in Maryland and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is to seek high current income. As a secondary objective, the Fund seeks capital appreciation. In pursuit of these objectives, the Fund under normal conditions invests at least 80% of its net assets, plus any borrowings for investment purposes, in debt securities of government and government related issuers located in emerging market countries (including participations in loans between governments and financial institutions), and of entities organized to restructure the outstanding debt of such issuers, and in debt securities of corporate issuers located in emerging market countries.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Repurchase agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(b) Reverse repurchase agreements. The Fund may enter into a reverse repurchase agreement in which the Fund sells a portfolio security at a specified price with an agreement to purchase the same or substantially the same security from the same counterparty at a fixed or determinable price at a future date. When entering into reverse repurchase agreements, the Fund’s custodian delivers to the counterparty liquid assets, the market value of which, at the inception of the transaction, at least equals the repurchase price (including accrued interest). The Fund pays interest on amounts obtained pursuant to reverse repurchase agreements. Reverse repurchase agreements are considered to be borrowings, which may create leverage risk to the Fund.

(c) Forward foreign currency contracts. The Fund may enter into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its

Western Asset Emerging Markets Income Fund Inc. 2008 Semi-Annual Report	13

Notes to financial statements (unaudited) continued

non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(d) Credit default swaps. The Fund may enter into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate issuers or sovereign issuers of an emerging country, on a specified obligation or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund has exposure to the sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement, would be an amount equal to the notional amount of the agreement. These potential amounts will be partially offset by any recovery values of the respective referenced obligations, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied credit spreads utilized in determining the period end market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country are disclosed in the Notes to Financial Statements and serve

14	Western Asset Emerging Markets Income Fund Inc. 2008 Semi-Annual Report

as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. Spreads are the theoretical price a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities. These upfront payments are recorded as realized gain or loss on the Statement of Operations and are amortized over the life of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Fund are recorded as realized gain or loss on the Statement of Operations. Notional amounts of all credit default swap agreements outstanding as of the report date are disclosed in the Notes to Financial Statements.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(e) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investment in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Western Asset Emerging Markets Income Fund Inc. 2008 Semi-Annual Report	15

Notes to financial statements (unaudited) continued

(f) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, at the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(g) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(h) Distributions to shareholders. Distributions from net investment income for the Fund, if any, are declared and paid on a quarterly basis. Distributions of net realized gains, if any, are declared at least annually. Pursuant to its Managed Distribution Policy, the Fund intends to make regular quarterly distributions to shareholders at a fixed rate per common share, which may be adjusted from time to time by the Fund’s Board of Directors. Under the Fund’s Managed Distribution Policy, if, for any quarterly distribution, the value of the Fund’s net investment income and net realized capital gain is less than the amount of the distribution, the difference will be distributed from the Fund’s assets (and constitute a “return of capital”). The Board of Directors may terminate or

16	Western Asset Emerging Markets Income Fund Inc. 2008 Semi-Annual Report

suspend the Managed Distribution Policy at any time, including when certain events would make part of the return of capital taxable to shareholders. Any such termination or suspension could have an adverse effect on the market price for Fund’s shares. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(i) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements. However, due to the timing of when distributions are made, the Fund may be subject to an excise tax of 4% of the amount by which 98% of the Fund’s annual taxable income exceeds the distributions from such taxable income for the year.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of November 30, 2008 no provision for income tax would be required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(j) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share.

2. Investment valuation

Effective June 1, 2008, the Fund adopted Statement of Financial Accounting Standards No. 157 (“FAS 157”). FAS 157 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 — quoted prices in active markets for identical investments
•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in

Western Asset Emerging Markets Income Fund Inc. 2008 Semi-Annual Report	17

Notes to financial statements (unaudited) continued

comparable securities and various other relationships between securities. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last quoted bid and asked prices as of the close of business of that market. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these securities at fair value as determined in accordance with the procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

	NOVEMBER 30, 2008	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Investments in securities	$274,576,955	—	$273,616,631	$960,324
Other financial instruments*	(250,915)	—	(250,915)	—
Total	$274,326,040	—	$273,365,716	$960,324

*  Other financial instruments include swaps and forward contracts.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

INVESTMENTS IN SECURITIES
Balance as of May 31, 2008	—
Accrued premiums/discounts	—
Realized gain (loss)	—
Change in unrealized appreciation/(depreciation)	—
Net purchases (sales)	—
Acquired in connection with merger	$111,763
Transfers in and/or out of Level 3	848,561
Balance as of November 30, 2008	$960,324

3. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Western Asset Management Company (“Western Asset”) and

18	Western Asset Emerging Markets Income Fund Inc. 2008 Semi-Annual Report

Western Asset Management Company Limited (“Western Asset Limited”) are the Fund’s subadvisers. LMPFA, Western Asset and Western Asset Limited are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays LMPFA an investment management fee, calculated daily and paid monthly, at an annual rate of 1.05% of the Fund’s average weekly net assets.

LMPFA has delegated to Western Asset the day-to-day portfolio management of the Fund. Western Asset Limited provides certain advisory services to the Fund relating to currency transactions and investment in non-U.S. dollar denominated securities. Western Asset Limited does not receive any compensation from the Fund and is compensated by Western Asset for its services to the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund. In turn, Western Asset pays Western Asset Limited a subadvisory fee of 0.30% on assets managed by Western Asset Limited.

Certain officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

4. Investments

During the six months ended November 30, 2008, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$65,051,692
Sales	80,370,038

At November 30, 2008, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$203,528
Gross unrealized depreciation	(110,984,022)
Net unrealized depreciation	$(110,780,494)

Transactions in reverse repurchase agreements for the Fund during the six months ended November 30, 2008 were as follows:

AVERAGE DAILY BALANCE*	WEIGHTED AVERAGE INTEREST RATE*	MAXIMUM AMOUNT OUTSTANDING
$9,763,293	2.225%	$15,321,199

*  Average based on number of days the Fund had reverse repurchase agreements outstanding.

Interest rates on reverse repurchase agreements ranged from 1.250% to 3.000% during the six months ended November 30, 2008. Interest expense incurred on reverse repurchase agreements totaled $77,226.

Western Asset Emerging Markets Income Fund Inc. 2008 Semi-Annual Report	19

Notes to financial statements (unaudited) continued

At November 30, 2008, the Fund did not have any open reverse repurchase agreements.

At November 30, 2008, the Fund had the following open forward foreign currency contracts:

FOREIGN CURRENCY	LOCAL CURRENCY	MARKET VALUE	SETTLEMENT DATE	UNREALIZED GAIN(LOSS)
Contracts to Buy:
Russian Ruble	19,382,220	$686,763	12/8/08	$ (66,236)
Russian Ruble	15,062,091	533,690	12/8/08	(51,678)
Russian Ruble	27,747,720	983,175	12/8/08	(94,825)
Russian Ruble	21,551,609	763,631	12/8/08	(73,943)
Russian Ruble	9,372,180	330,309	12/11/08	(31,691)
Russian Ruble	7,639,800	269,254	12/11/08	(28,090)
Russian Ruble	17,498,780	616,719	12/11/08	(64,341)
Russian Ruble	21,462,810	756,426	12/11/08	(72,574)
				(483,378)
Contracts to Sell:
Euro	291,160	369,649	12/8/08	43,420
Euro	223,747	284,063	12/8/08	33,613
Euro	320,149	406,452	12/8/08	48,095
Euro	416,830	529,196	12/8/08	62,161
Euro	210,000	266,602	12/11/08	30,742
Euro	481,000	610,646	12/11/08	70,415
				288,446
Net unrealized loss on open forward foreign currency contracts				$(194,932)

At November 30, 2008, the Fund had the following open swap contract:

CREDIT DEFAULT SWAP ON CORPORATE ISSUES—SELL PROTECTION(1)

SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT(2)	TERMINATION DATE	IMPLIED CREDIT SPREAD AT NOVEMBER 30, 2008(3)	PERIODIC PAYMENTS RECEIVED BY THE FUND‡	MARKET VALUE	UPFRONT PREMIUMS PAID/ (RECEIVED)	UNREALIZED DEPRECIATION
Credit Suisse (TuranAlem Finance BV, 8.000% due 3/24/14)	$7,050,000	12/31/08	27.00%	27.000% quarterly	$(55,983)	—	$(55,983)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

Implied credit spreads, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit

20	Western Asset Emerging Markets Income Fund Inc. 2008 Semi-Annual Report

spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

‡	Percentage shown is an annual percentage rate.

5. Loan

At November 30, 2008, the Fund had a $48,000,000 credit line available pursuant to an amended and restated revolving credit and security agreement, dated as of November 20, 2006, amended as of November 16, 2007 and again as of November 14, 2008, with CHARTA, LLC (the “Lender”), as successor by assignment to Panterra Funding, LLC, and Citibank N.A. (“Citibank”) as a secondary lender, for which Citibank also acts as administrative agent. The loan generally bears interest at a variable rate based on the weighted average interest rates of the underlying commercial paper or LIBOR, plus any applicable margin. In addition, the Fund pays a commitment fee on the total amount of the loan available, whether used or unused. For the six months ended November 30, 2008, the Fund paid $43,237 in commitment fees. Securities held by the Fund are subject to a lien, granted to the lenders, to the extent of the borrowing outstanding and any additional expenses.

The Fund did not have any outstanding loans during the six months ended November 30, 2008.

6. Distributions subsequent to November 30, 2008

On November 17, 2008, the Board of Directors of the Fund declared a distribution in the amount of $0.2900 per share payable on December 26, 2008 to shareholders of record on December 19, 2008.

7. Transfer of net assets

On October 31, 2008, the Fund acquired the assets and certain liabilities of Western Asset Emerging Markets Income Fund Inc. (the “Acquired Fund”) pursuant to a plan of reorganization approved by shareholders of the Acquired Fund. Total shares issued by the Fund and the total net assets of the Acquired Fund and the Fund on the date of the transfer were as follows:

ACQUIRED FUND	SHARES ISSUED BY THE FUND	TOTAL NET ASSETS OF ACQUIRED FUND	TOTAL NET ASSETS OF THE FUND
Western Asset Emerging Markets Income Fund Inc.	4,181,461	$41,997,225	$245,392,637

As part of the reorganization, shareholders of the Acquired Fund received 0.992105 shares of the Fund’s shares. The Fund did not issue any fractional shares to shareholders of the Acquired Fund. In lieu thereof, the Fund

Western Asset Emerging Markets Income Fund Inc. 2008 Semi-Annual Report	21

Notes to financial statements (unaudited) continued

purchased all fractional shares at the current net asset value of the shares and remitted the cash proceeds to former shareholders of the Acquired Fund in proportion to their fractional shares.

The total net assets of the Acquired Fund before acquisition included unrealized depreciation of $16,168,344, accumulated net realized loss of $357,205 and undistributed net investment income of $92,448. Total net assets of the Fund immediately after the transfer were $287,389,862. The transaction was structured to qualify as a tax-free reorganization under the Internal Revenue Code of 1986, as amended.

8. Recent accounting pronouncement

In March 2008, the Financial Accounting Standards Board issued the Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”). FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial position, performance and cash flows. Management is currently evaluating the impact the adoption of FAS 161 will have on the Fund’s financial statements and related disclosures.

22	Western Asset Emerging Markets Income Fund Inc. 2008 Semi-Annual Report

Board approval of management and subadvisory agreements (unaudited)

Background

The Investment Company Act of 1940 (the “1940 Act”) requires that the Board of Directors (the “Board”) of Western Asset Emerging Markets Income Fund Inc. (the “Fund”), formerly Western Asset Emerging Markets Income Fund II Inc., including a majority of its members that are not considered to be “interested persons” under the 1940 Act (the “Independent Directors”) voting separately, approve the continuation of the investment management contract (the “Management Agreement”) with the Fund’s manager, Legg Mason Partners Fund Advisor, LLC (the “Manager”) and the sub-advisory agreements (the “Sub-Advisory Agreements”) with the Manager’s affiliates, Western Asset Management Company (“Western Asset”) and Western Asset Management Company Limited (together with Western Asset, the “Subadviser”), on an annual basis. In response to a request by the Independent Directors, an in-person meeting of the Board was held on October 23, 2008 (the “Leadership Meeting”) with senior leadership of the Manager, the Subadviser and their corporate parent, Legg Mason, Inc. (“Legg Mason”) to discuss the investment advisory and other services provided to the Fund and other funds in the same complex under the Board’s supervision (the “Legg Mason Closed-End Funds”). During this Leadership Meeting, information was presented to the Board regarding, among other things, the Subadviser’s economic and financial markets outlook and its investment strategies given that outlook. Additionally, the Board received information regarding recent organizational changes and the continuing financial and other resources available to the Legg Mason organization to support its activities in respect of the Legg Mason Closed-End Funds. At a meeting (the “Contract Renewal Meeting”) held in-person on November 12 and 13, 2008, the Board, including the Independent Directors, considered and approved continuation of each of the Management Agreement and Sub-Advisory Agreements for an additional one-year term. To assist in its consideration of the renewals of the Management Agreement and Sub-Advisory Agreements, the Board received and considered a variety of information about the Manager and Subadviser, as well as the management and sub-advisory arrangements for the Fund and other funds overseen by the Board (together with the information provided at the Leadership and Contract Renewal Meetings, the “Contract Renewal Information”), certain portions of which are discussed below. A presentation made by the Manager and Subadviser to the Board at the Contract Renewal Meeting in connection with its evaluations of the Management Agreement and Sub-Advisory Agreements encompassed the Fund and all the funds for which the Board has responsibility. In addition to the Contract Renewal Information, the Board received performance and other information throughout the year related to the respective services rendered by the Manager and the Subadviser to the Fund. The Board’s evaluation took into account the information received throughout the year and also reflected the knowledge and familiarity gained as members of the Board of the Fund and the other Legg Mason Closed-end Funds with respect to the services provided to the Fund by each of the Manager and Subadviser.

Western Asset Emerging Markets Income Fund Inc.	23

Board approval of management and subadvisory agreements (unaudited) continued

The discussion below covers both advisory and administrative functions being rendered by the Manager, each such function being encompassed by the Management Agreement, and the investment advisory function being rendered by the Subadviser.

In its deliberations regarding renewal of the Management Agreement and Sub-Advisory Agreements, the Fund’s Board, including the Independent Directors, considered the factors below.

Nature, extent and quality of the services under the management agreement and sub-advisory agreements

The Board received and considered Contract Renewal Information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Subadviser under the Management Agreement and the Sub-Advisory Agreements, respectively, during the past year. The Board also reviewed Contract Renewal Information regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates, the Contract Renewal Information and the Board’s discussions with the Manager at the Contract Renewal Meeting, the financial resources available to the Legg Mason organization.

The Board considered the responsibilities of the Manager and the Subadviser under the Management Agreement and the Sub-Advisory Agreements, respectively, including the Manager’s coordination and oversight of services provided to the Fund by the Subadviser and others.

The Board concluded that, overall, the nature, extent and quality of services provided (and expected to be provided) to the Fund under the Management Agreement and the Sub-Advisory Agreements have been satisfactory under the circumstances.

Fund Performance

The Board received and considered performance information and analyses (the “Lipper Performance Information”) for the Fund, as well as for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Performance Universe consisted of the Fund and all closed-end leveraged emerging markets debt funds, as classified by Lipper, regardless of asset size. The Board noted that it had received and discussed with the Manager and Subadviser

24	Western Asset Emerging Markets Income Fund Inc.

information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark and its peer funds as selected by Lipper.

The Lipper Performance Information comparing the Fund’s performance to that of the Performance Universe based on net asset value per share showed, among other things, that the Fund’s performance for the 1-year period ended June 30, 2008 was ranked first among the nine funds in the Performance Universe for that period; the Fund’s performance for the 3-year period ended June 30, 2008 was ranked third among the eight funds in the Performance Universe for that period; and the Fund’s performance for the 5- and 10-year periods ended June 30, 2008 in both cases was ranked first among the seven funds in the Performance Universe for those periods. The Manager noted that the small number of funds in the Performance Universe, which included other funds managed by Western Asset, made meaningful comparisons difficult. The Board also considered the volatile market conditions during the past year and the Fund’s performance in relation to its benchmark and in absolute terms.

Based on its review, which included consideration of all of the factors noted above, the Board concluded that, under the circumstances, the Fund’s performance supported continuation of the Management Agreement and Sub-Advisory Agreements.

Management fees and expense ratios

The Board reviewed and considered the management fee (the “Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Subadviser. The Board noted that the compensation paid to the Subadviser (the “Sub-Advisory Fee”) is paid by the Manager, not the Fund, and, accordingly, that the retention of the Subadviser does not increase the fees or expenses otherwise incurred by the Fund’s shareholders.

Additionally, the Board received and considered information and analyses prepared by Lipper (the “Lipper Expense Information”) comparing the Management Fee and the Fund’s overall expenses with those of funds in an expense group (the “Expense Universe”) selected and provided by Lipper for the 1-year period ended June 30, 2008. The Expense Universe consisted of the Fund and seven other leveraged closed-end emerging market debt funds, as classified by Lipper. The Expense Universe funds had assets ranging from $34.4 million to $1.102 billion. Two of the other funds in the Expense Universe were larger than the Fund and five of the other funds were smaller than the Fund.

The Lipper Expense Information comparing the Management Fee as well as the Fund’s actual total expenses to the Fund’s Expense Universe showed that the Management Fee on a contractual basis was ranked fourth among the eight funds in the Expense Universe and was at the Expense Universe median; the Management Fee on an actual basis (i.e., giving effect to any voluntary fee waivers implemented by the Manager with respect to the Fund and by the

Western Asset Emerging Markets Income Fund Inc.	25

Board approval of management and subadvisory agreements (unaudited) continued

managers of the other funds in the Expense Universe), was ranked sixth among the funds in the Expense Universe and was above (worse than) the Expense Universe median; and the Fund’s actual total expenses were ranked fourth among the funds in the Expense Universe and were below (better than) the Expense Universe median. The Board noted the small number of funds in the Expense Universe, making meaningful comparisons difficult.

The Board also reviewed Contract Renewal Information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, separate accounts. The Board was advised that the fees paid by such other clients generally are lower, and may be significantly lower, than the Management Fee. The Contract Renewal Information discussed the significant differences in scope of services provided to the Fund and to these other clients, noting that the Fund is provided with administrative services, office facilities, Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers. The Board considered the fee comparisons in light of the differences required to manage these different types of accounts. The Contract Renewal Information included an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a proposed framework of fees based on asset classes.

Taking all of the above into consideration, the Board determined that the Management Fee and the Sub-Advisory Fee were reasonable in light of the nature, extent and quality of the services provided to the Fund under the Management Agreement and the Sub-Advisory Agreements.

Manager profitability

The Board, as part of the Contract Renewal Information, received a profitability analysis of the Manager and its affiliates in providing services to the Fund for the fiscal years ended March 31, 2008 and March 31, 2007. The Board also received profitability information with respect to the Legg Mason funds complex as a whole. In addition, the Board received information with respect to the Manager’s revenue and cost allocation methodologies used in preparing such profitability data. In 2007, the Board received a report from an outside consultant that had reviewed the Manager’s methodologies and was assured by the Manager at the Contract Renewal Meeting that there had been no significant changes in those methodologies since the report was rendered. The profitability to the Subadviser was not considered to be a material factor in the Board’s considerations since the Sub-Advisory Fee is paid by the Manager, not the Fund. The profitability analysis presented to the Board as part of the Contract Renewal Information indicated that profitability to the Manager in providing services to the Fund had increased by 4 percent over the period covered by the analysis. The Board concluded that profitability remained at a reasonable level given the nature, scope and quality of the investment advisory and other services provided to the Fund by the Manager and the Subadviser.

26	Western Asset Emerging Markets Income Fund Inc.

Economies of scale

The Board received and discussed Contract Renewal Information concerning whether the Manager realizes economies of scale if the Fund’s assets grow. The Board noted that the Fund is a closed-end fund with no current plans to seek additional assets beyond maintaining its dividend reinvestment plan. Any significant growth in its assets, therefore, generally would occur through appreciation in the value of the Fund’s investment portfolio. It was noted that a merger of another Legg Mason Closed-End Fund with and into the Fund was completed shortly before the Contract Renewal Meeting and that, although the other Legg Mason Closed-End Fund was much smaller, the merger potentially could result in economies of scale to be considered by the Board in the future. The Board determined that the management fee structure was appropriate under present circumstances.

Other benefits to the manager and the subadviser

The Board considered other benefits received by the Manager, the Subadviser and its affiliates as a result of their relationship with the Fund.

* * * * * *

In light of all of the foregoing, the Board determined that, under the circumstances, continuation of the Management Agreement and Sub-Advisory Agreements would be consistent with the interests of the Fund and its shareholders and unanimously voted to continue each Agreement for a period of one additional year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve continuation of the Management Agreement and Sub-Advisory Agreements, and each Board member attributed different weights to the various factors. The Independent Directors were advised by separate independent legal counsel throughout the process. Prior to the Contract Renewal Meeting, the Board received a memorandum discussing its responsibilities in connection with the proposed continuation of the Management Agreement and Sub-Advisory Agreements and the Independent Directors separately received a memorandum discussing such responsibilities from their independent counsel. Prior to voting, the Independent Directors also discussed the proposed continuation of the Management Agreement and the Sub-Advisory Agreements in private sessions with their independent legal counsel at which no representatives of the Manager were present.

Western Asset Emerging Markets Income Fund Inc.	27

Additional shareholder information (unaudited)

Results of annual meeting of shareholders

The Annual Meeting of Shareholders of Western Asset Emerging Markets Income Fund II Inc. (currently known as Western Asset Emerging Markets Income Fund Inc.) was held on September 25, 2008, for the purpose of considering and voting upon the election of Directors. The following table provides information concerning the matter voted upon at the Meeting:

Election of directors

NOMINEES	VOTES FOR	VOTES WITHHELD
Jeswald W. Salacuse	21,505,759.21	453,773.35
R. Jay Gerken	21,498,950.21	460,582.35

At November 30, 2008, in addition to Jeswald W. Salacuse and R. Jay Gerken, the other Directors of the Fund were as follows:

Carol L. Colman
Daniel P. Cronin
Paolo M. Cucchi
Leslie H. Gelb
William R. Hutchinson
Riordan Roett

28	Western Asset Emerging Markets Income Fund Inc.

Dividend reinvestment plan (unaudited)

Pursuant to certain rules of the Securities and Exchange Commission, the following additional disclosure is provided.

Each shareholder holding shares of common stock (“Shares”) of Western Asset Emerging Markets Income Fund Inc., will be deemed to have elected to be a participant in the Amended and Restated Dividend Reinvestment and Cash Purchase Plan (“Plan”), unless the shareholder specifically elects in writing (addressed to the Agent at the address below or to any nominee who holds Shares for the shareholder in its name) to receive all distributions in cash, paid by check, mailed directly to the record holder by or under the direction of American Stock Transfer & Trust Company as the Fund’s dividend-paying agent (“Agent”). A shareholder whose Shares are held in the name of a broker or nominee who does not provide an automatic reinvestment service may be required to take such Shares out of “street name” and register such Shares in the shareholder’s name in order to participate, otherwise distributions will be paid in cash to such shareholder by the broker or nominee. Each participant in the Plan is referred to herein as a “Participant.” The Agent will act as agent for each Participant, and will open accounts for each Participant under the Plan in the same name as their Shares are registered.

Unless the Fund declares a distribution payable only in the form of cash, the Agent will apply all distributions in the manner set forth below.

If, on the determination date, the market price per Share equals or exceeds the net asset value per Share on that date (such condition, a “market premium”), the Agent will receive the distribution in newly issued Shares of the Fund on behalf of Participants. If, on the determination date, the net asset value per Share exceeds the market price per Share (such condition, a “market discount”), the Agent will purchase Shares in the open-market. The determination date will be the fourth New York Stock Exchange trading day (a New York Stock Exchange trading day being referred to herein as a “Trading Day”) preceding the payment date for the distribution. For purposes herein, “market price” will mean the average of the highest and lowest prices at which the Shares sell on the New York Stock Exchange on the particular date, or if there is no sale on that date, the average of the closing bid and asked quotations.

Purchases made by the Agent will be made as soon as practicable commencing on the Trading Day following the determination date and terminating no later than 30 days after the distribution payment date except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities law; provided, however, that such purchases will, in any event, terminate on the earlier of (i) 60 days after the distribution payment date and (ii) the Trading Day prior to the “ex-dividend” date next succeeding the distribution payment date.

If (i) the Agent has not invested the full distribution amount in open-market purchases by the date specified in paragraph 4 above as the date on which such

Western Asset Emerging Markets Income Fund Inc.	29

Dividend reinvestment plan (unaudited) continued

purchases must terminate or (ii) a market discount shifts to a market premium during the purchase period, then the Agent will cease making open-market purchases and will receive the uninvested portion of the distribution amount in newly issued Shares (x) in the case of (i) above, at the close of business on the date the Agent is required to terminate making open-market purchases as specified in paragraph 4 above or (y) in the case of (ii) above, at the close of business on the date such shift occurs; but in no event prior to the payment date for the distribution.

In the event that all or part of a distribution amount is to be paid in newly issued Shares, such Shares will be issued to Participants in accordance with the following formula: (i) if, on the valuation date, the net asset value per Share is less than or equal to the market price per Share, then the newly issued Shares will be valued at net asset value per Share on the valuation date; provided, however, that if the net asset value is less than 95% of the market price on the valuation date, then such Shares will be issued at 95% of the market price and (ii) if, on the valuation date, the net asset value per Share is greater than the market price per Share, then the newly issued Shares will be issued at the market price on the valuation date. The valuation date will be the distribution payment date, except that with respect to Shares issued pursuant to paragraph 5 above, the valuation date will be the date such Shares are issued. If a date that would otherwise be a valuation date is not a Trading Day, the valuation date will be the next preceding Trading Day.

Participants have the option of making additional cash payments to the Agent, monthly, in a minimum amount of $250, for investment in Shares. The Agent will use all such funds received from Participants to purchase Shares in the open market on or about the first business day of each month. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Agent, Participants should send in voluntary cash payments to be received by the Agent approximately 10 days before an applicable purchase date specified above. A Participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Agent not less than 48 hours before such payment is to be invested.

Purchases by the Agent pursuant to paragraphs 4 and 7 above may be made on any securities exchange on which the Shares are traded, in the over-the-counter market or in negotiated transactions, and may be on such terms as to price, delivery and otherwise as the Agent shall determine. Funds held by the Agent uninvested will not bear interest, and it is understood that, in any event, the Agent shall have no liability in connection with any inability to purchase Shares within the time periods herein provided, or with the timing of any purchases effected. The Agent shall have no responsibility as to the value of the Shares acquired for the Participant’s account. The Agent may commingle amounts of all Participants to be used for open-market purchases of Shares and the price per Share allocable to each Participant in connection with such

30	Western Asset Emerging Markets Income Fund Inc.

purchases shall be the average price (including brokerage commissions) of all Shares purchased by the Agent.

The Agent will maintain all Participants’ accounts in the Plan and will furnish written confirmations of all transactions in each account, including information needed by Participants for personal and tax records. The Agent will hold Shares acquired pursuant to the Plan in non-certificated form in the Participant’s name or that of its nominee, and each Participant’s proxy will include those Shares purchased pursuant to the Plan. The Agent will forward to Participants any proxy solicitation material and will vote any Shares so held for Participants only in accordance with the proxy returned by Participants to the Fund. Upon written request, the Agent will deliver to Participants, without charge, a certificate or certificates for the full Shares.

The Agent will confirm to Participants each acquisition made for their respective accounts as soon as practicable but not later than 60 days after the date thereof. Although Participants may from time to time have an undivided fractional interest (computed to three decimal places) in a Share of the Fund, no certificates for fractional shares will be issued. Distributions on fractional shares will be credited to each Participant’s account. In the event of termination of a Participant’s account under the Plan, the Agent will adjust for any such undivided fractional interest in cash at the market value of the Fund’s Shares at the time of termination less the pro rata expense of any sale required to make such an adjustment.

Any share dividends or split shares distributed by the Fund on Shares held by the Agent for Participants will be credited to their respective accounts. In the event that the Fund makes available to Participants rights to purchase additional Shares or other securities, the Shares held for Participants under the Plan will be added to other Shares held by the Participants in calculating the number of rights to be issued to Participants.

The Agent’s service fee for handling distributions will be paid by the Fund. Participants will be charged a pro rata share of brokerage commissions on all open-market purchases.

Participants may terminate their accounts under the Plan by notifying the Agent in writing. Such termination will be effective immediately if notice is received by the Agent not less than 10 days prior to any distribution record date; otherwise such termination will be effective on the first Trading Day after the payment date for such distribution with respect to any subsequent distribution. The Plan may be amended or terminated by the Fund as applied to any voluntary cash payments made and any distribution paid subsequent to written notice of the change or termination sent to Participants at least 30 days prior to the record date for the distribution. The Plan may be amended or terminated by the Agent, with the Fund’s prior written consent, on at least 30 days’ written notice to Participants. Notwithstanding the preceding two sentences, the Agent or the Fund may amend or supplement the Plan at any time or times when necessary

Western Asset Emerging Markets Income Fund Inc.	31

Dividend reinvestment plan (unaudited) continued

or appropriate to comply with applicable law or rules or policies of the Securities and Exchange Commission or any other regulatory authority. Upon any termination, the Agent will cause a certificate or certificates for the full Shares held by each Participant under the Plan and cash adjustment for any fraction to be delivered to each Participant without charge.

Any amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Agent receives written notice of the termination of the Participant’s account under the Plan. Any such amendment may include an appointment by the Agent in its place and stead of a successor Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Agent under these terms and conditions. Upon any such appointment of an Agent for the purpose of receiving distributions, the Fund will be authorized to pay to such successor Agent, for each Participant’s account, all distributions payable on Shares of the Fund held in each Participant’s name or under the Plan for retention or application by such successor Agent as provided in these terms and conditions.

In the case of Participants, such as banks, broker-dealers or other nominees, which hold Shares for others who are beneficial owners (“Nominee Holders”), the Agent will administer the Plan on the basis of the number of Shares certified from time to time by each Nominee Holder as representing the total amount registered in the Nominee Holder’s name and held for the account of beneficial owners who are to participate in the Plan.

The Agent shall at all times act in good faith and use its best efforts within reasonable limits to insure the accuracy of all services performed under this Agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by its negligence, bad faith, or willful misconduct or that of its employees.

All correspondence concerning the Plan should be directed to the Agent at 59 Maiden Lane, New York, New York 10038.

32	Western Asset Emerging Markets Income Fund Inc.

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Western Asset Emerging Markets Income Fund Inc.

Directors	Investment manager
Carol L. Colman	Legg Mason Partners Fund Advisor, LLC
Daniel P. Cronin
Paolo M. Cucchi	Subadvisers
Leslie H. Gelb	Western Asset Management Company
R. Jay Gerken, CFA
Chairman	Western Asset Management Company Limited
William R. Hutchinson
Riordan Roett	Custodian
Jeswald W. Salacuse	State Street Bank and Trust Company
225 Franklin Street
Officers	Boston, Massachusetts 02110
R. Jay Gerken, CFA
President and Chief Executive Officer	Transfer agent
American Stock Transfer & Trust Company
Kaprel Ozsolak	59 Maiden Lane
Chief Financial Officer and Treasurer	New York, New York 10038

Ted P. Becker	Independent registered public accounting firm
Chief Compliance Officer	KPMG LLP
345 Park Avenue
Robert I. Frenkel	New York, New York 10154
Secretary and Chief Legal Officer
Legal counsel
Thomas C. Mandia	Simpson Thacher & Bartlett LLP
Assistant Secretary	425 Lexington Avenue
New York, New York 10017
Steve Frank
Controller	New York Stock Exchange Symbol
EMD
Albert Laskaj
Controller

Western Asset Emerging Markets Income Fund Inc.
55 Water Street
New York, New York 10041

Western Asset Emerging Markets Income Fund Inc.

WESTERN ASSET EMERGING MARKETS INCOME FUND INC.
55 Water Street
New York, NY 10041

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase at market prices, shares of its Common Stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Fund’s website at www.leggmason.com/cef and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of Western Asset Emerging Markets Income Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or any securities mentioned in this report.

American Stock
Transfer & Trust Company
59 Maiden Lane
New York, New York 10038

WASX011557 1/09 SR09-727

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF INCOME SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

     The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

     There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.
Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Emerging Markets Income Fund Inc.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Western Asset Emerging Markets Income Fund Inc.

Date:	February 5, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Western Asset Emerging Markets Income Fund Inc.

Date:	February 5, 2009

By:	/s/ Kaprel Ozsolak
(Kaprel Ozsolak)
Chief Financial Officer of
Western Asset Emerging Markets Income Fund Inc.

Date:	February 5, 2009